Exhibit 10.3.2
SUPPLEMENT NO. 1 TO REVOLVING LOAN GUARANTEE
     SUPPLEMENT NO. 1 dated as of December 31, 2007 (this “Supplement”), to the REVOLVING LOAN GUARANTEE dated as of October 31, 2007, among each of the Guarantors listed on the signature pages thereto (each such subsidiary individually, a “Guarantor” and, collectively, the “Guarantors”), and The CIT Group/Business Credit, Inc.(“CIT”) and Bank of America, N.A. (“Bank of America”), as Co-Collateral Agents (collectively, the “Collateral Agent”) for the lenders (the “Lenders”), the letter of credit issuers (the “Letter of Credit Issuers”) from time to time parties to the Credit Agreement referred to below.
     A. Reference is made to the Revolving Loan Credit Agreement, dated as of October 31, 2007 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among McJunkin Corporation, a West Virginia corporation (the “Borrower”), the Lenders, the Letter of Credit Issuers, and CIT, as Administrative Agent, and CIT and Bank of America, collectively, as Collateral Agent.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee.
     C. The Guarantors have entered into the Guarantee in order to induce the Administrative Agent, the Collateral Agent, the Syndication Agent, the Lenders, and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement. Section 9.11 of the Credit Agreement and Section 19 of the Guarantee provide that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Lenders and the Letter of Credit Issuers to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.
     Accordingly, the Collateral Agent and each New Guarantor agree as follows:
     SECTION 1. In accordance with Section 19 of the Guarantee, each New Guarantor by executing and delivering this Supplement becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor, and, without limiting the generality of the foregoing, each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof (after giving effect to this Supplement). Each reference to a Guarantor in the Guarantee shall be deemed to include each New Guarantor. The Guarantee is hereby incorporated herein by reference.
     SECTION 2. Each New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
     SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Borrower and the Collateral Agent. This Supplement shall become effective as to each New Guarantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Collateral Agent.
     SECTION 4. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.
     SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.
     SECTION 8. Each New Guarantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Collateral Agent.
[Signature Pages Follow]

     IN WITNESS WHEREOF, each New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

MRM West Virginia Management Company, as New Grantor
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	V.P. and Chief Financial Officer

MRM Oklahoma Management LLC, as New Grantor
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Treasurer

[Signature Page to Supplement No. 1 to Revolving Loan Guarantee]

The CIT Group/Business Credit, Inc., as Co-Collateral Agent
By:	/s/ Howard Trebach
	Name:	Howard Trebach
	Title:	Vice President

Bank of America, N.A., as Co-Collateral Agent
By:	/s/ Joy L. Bartholomew
	Name:	Joy L. Bartholomew
	Title:	Senior Vice President

[Signature Page to Supplement No. 1 to Revolving Loan Guarantee]